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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 2004


                         H.B. Fuller Company Thrift Plan
             (Exact name of registrant as specified in its charter)

Minnesota                          001-09225                 41-0268370
(State of Incorporation)     (Commission file number)        (I.R.S. Employer
                                                             Identification No.)

1200 Willow Lake Boulevard, St. Paul, Minnesota              55110-5101
(Address of principal executive offices)              (Zip Code)

                                 (651) 236-5900
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant

On October 1, 2003, the Audit Committee of the Board of Directors of H.B. Fuller Company (the "Company"), after a comprehensive review of proposals for audit services from several public accountants, determined to engage KPMG LLP as principal accountant of the Company for the fiscal year commencing November 30, 2003 and ending November 27, 2004. PricewaterhouseCoopers LLP, was dismissed by the Audit Committee of the Board of Directors of the Company as of October 1, 2003 but was retained to issue an audit report on the Company's financial statements as of and for the fiscal year ending November 29, 2003.

It is customary that a company's benefit plans are audited by that company's independent accountant. Therefore, in connection with the change in the Company's independent accountant, PricewaterhouseCoopers LLP was also dismissed as of October 13, 2003 as the independent accountant for the H.B. Fuller Company Thrift Plan (the "Plan"). However, PricewaterhouseCoopers LLP was retained to issue an audit report on the Plan's financial statements as of and for the year ending December 31, 2003.

On April 15, 2004, prior to commencing any audit procedures with respect to the Plan's financial statements as of and for the year ended December 31, 2003, PricewaterhouseCoopers LLP verbally notified the Company that it had resigned as the independent accountant of the Plan. On April 22, 2004, the Plan received written notice from PricewaterhouseCoopers LLP regarding its resignation. The Plan has engaged KPMG LLP as principal accountant for the Plan for the year commencing January 1, 2003 and ending December 31, 2003.

The reports of PricewaterhouseCoopers LLP on the Plan's financial statements, as of and for the years ended December 31, 2002 and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits of the Plan's financial statements for the years ended December 31, 2002 and December 31, 2001 and through April 15, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the Plan's financial statements as of and for the years ended December 31, 2002 and December 31, 2001.

During the years ended December 31, 2002 and December 31, 2001 and through April 15, 2004, there have been no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

The Plan provided PricewaterhouseCoopers LLP a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. PricewaterhouseCoopers LLP has provided the Plan with a letter dated April 23, 2004, addressed to the Commission, stating whether or not it is in agreement with the statements contained herein. A copy of such letter is filed as Exhibit 16 hereto.

During the two most recent completed years ended December 31, 2001 and December 31, 2002 and the subsequent interim period through the date of this report, the Plan did not consult with KPMG LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 22, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    H.B. FULLER COMPANY THRIFT PLAN
                                    Date: April 23, 2004

                                    By: /s/ Patricia L. Jones

                                    Patricia L. Jones
                                    Senior Vice President,
                                    Chief Administrative Officer,
                                    General Counsel and Secretary
                                    H.B. Fuller Company